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                                                                EXHIBIT 10(qqqq)

                       PURCHASER'S CERTIFICATE REGARDING
                         REPRESENTATIONS AND WARRANTIES

     THIS PURCHASER'S CERTIFICATE REGARDING REPRESENTATIONS AND WARRANTIES (this "Certificate') is made and entered into this 8th day of July, 1998, by OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability whose sole member is OVERSEAS PARTNERS (MADISON PLAZA), INC., a Delaware corporation (said limited liability company being herein referred to as "Purchaser'), to and for the benefit of MADISON PLAZA VENTURE, an Illinois general partnership ("Seller").

                                  WITNESSETH:

     WHEREAS, prior to the execution hereof, Seller and OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation ("OPCC") entered into that certain Purchase and Sale Agreement, dated as of June 30, 1998 (the "Agreement", for the purchase and sale of that certain improved real property commonly known as "Madison Plaza," located at 200 West Madison Street, Chicago, Illinois (according to the street numbering system currently in use in the City of Chicago, Illinois) and more particularly described on EXHIBIT "'A" attached hereto and made a part hereof (the "Property"), and as the interest of the "purchaser" under the Agreement has been assigned by OPCC to Purchaser pursuant to that certain Assignment and Assumption of Contract Rights of even date herewith; and

     WHEREAS, contemporaneously with the execution and delivery hereof, Seller and Purchaser are consummating and have consummated the purchase and sale of the Property, and in connection therewith, Purchaser desires to certify to Seller certain representations and warranties of Purchaser, as contemplated pursuant to the terms of Sections 4.3(c) and 5.5 of the Agreement;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser hereby certifies and reaffirms to Seller as follows:

     l. CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES. Purchaser hereby certifies to Seller that the representations and warranties of Purchaser as set forth in Section 5.5 of the Agreement (and reproduced below for convenience of reference) are true and correct in all material respects as of the date hereof:

    (a) Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Purchaser is not a "party-in-interest" (within the meaning of Section 3(14) of ERISA) to any of the pension or profit sharing plans of International Business Machines.
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     (b) Purchaser has the full right, power and authority to purchase the
Property as provided in the Agreement and to carry out Purchaser's obligations under the Agreement, and all requisite action necessary to authorize Purchaser to enter into the Agreement and to carry out its obligations thereunder have been taken. The person signing the Agreement on behalf of Purchaser is authorized to do so.

     (c) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated under the Agreement.

     2. SURVIVAL OF PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth in Section 5.5(a) of the Agreement, and restated in Paragraph l(a) of this Certificate, shall survive the execution and delivery of this Certificate and shall be a continuing representation and warranty without limitation. All other representations and warranties of Purchaser shall survive the Closing (as defined in the Agreement) for a period of ninety (90) days.

     IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed under seal by its duly authorized representative as of the date first above written.

                              PURCHASER:

                              OVERSEAS PARTNERS (MADISON PLAZA) LLC,
                              an Illinois limited liability company

                              By: OVERSEAS PARTNERS (MADISON PLAZA), INC., a Delaware corporation, its sole member

                                    By: /s/ Bruce M. Barone
                                    Name: Bruce M. Barone
                                    Its:  President, CEO
                                    (CORPORATE SEAL)

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EXHIBIT "A"

LEGAL DESCRIPTION

MADISON PLAZA

The East half of Lot 6 and all of Lots 7 and 8 (all taken as a tract), excepting from said tract that part taken for widening of Madison Street, in Block 54 in Original Town of Chicago, in Section 9, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Containing 36,577 square feet (0.8397 acres) of land, more or less.

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